Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2008

                                                          State/Country of
Name                                                       Incorporation
----                                                       -------------

Garff Puente Hills, LLC                                      California
Sangart, Inc.                                                California
Baldwin Enterprises, Inc.                                    Colorado
NSAC, Inc.                                                   Colorado
Peak Ski Rentals LLC                                         Colorado
RRP, Inc.                                                    Colorado
ResortQuest Telluride, LLC                                   Colorado
Ten Mile Holdings, Ltd.                                      Colorado
12103 Hickman Road LLC                                       Delaware
A3D Automotive, L.L.C.                                       Delaware
AC Barbados, LP                                              Delaware
A.I.C. Financial Corporation                                 Delaware
American Investment Company                                  Delaware
Ankeny Land, LLC                                             Delaware
Antilles Crossing International, LP                          Delaware
Antilles Crossing, LP                                        Delaware
Arch B, LLC                                                  Delaware
Aspen Lodging Company, LLC                                   Delaware
Baldwin Aircraft Leasing, LLC                                Delaware
Baldwin Carib, LP                                            Delaware
Baldwin Carter Corp.                                         Delaware
Baldwin-CIS L.L.C.                                           Delaware
Baldwin Energy, Inc.                                         Delaware
Baldwin Indiana Energy, Inc.                                 Delaware
BEI Arch Holdings, LLC                                       Delaware
BEI-Longhorn, LLC                                            Delaware
BEI LNG Development Corp.                                    Delaware
BEI Park Central, Inc.                                       Delaware
BEI Resources Corp.                                          Delaware
BEI-RZT Corporation                                          Delaware
BEI-Science, Inc.                                            Delaware
BEI TX Energy Corp.                                          Delaware
BELLPET, LLC                                                 Delaware
BHR Holdings, Inc.                                           Delaware
BIA Investments, LLC                                         Delaware
Burlington Equipment, LLC                                    Delaware
Burnham Developer, LLC                                       Delaware
Champion Land, LLC                                           Delaware
Caribbean Fiber Holdings, LP                                 Delaware
Chamisal Vineyards, LLC                                      Delaware
Chardaho, LLC                                                Delaware
Charwin Timber, LLC                                          Delaware
Chicago Clean Energy, LLC                                    Delaware
Choober, LLC                                                 Delaware
CL LAND, LLC                                                 Delaware
Cloudrock Land Company LLC                                   Delaware
Coastal Resorts Realty L.L.C.                                Delaware
Coates, Reid & Waldron LLC                                   Delaware
Conwed Corporation                                           Delaware
Conwed Plastics, LLC                                         Delaware
Conwed Plastics Acquisition Company, LLC                     Delaware
Conwed Plastics Acquisition II LLC                           Delaware
Conwed Plastics Acquisition III LLC                          Delaware
CP Two Louisiana, LLC                                        Delaware

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2008, continued

                                                            State/Country of
Name                                                         Incorporation
----                                                         -------------

CP Two Louisiana Member, LLC                                   Delaware
CPTL Acquisition, LLC                                          Delaware
Crimson Wine Group, Ltd.                                       Delaware
CX Aviation, LLC                                               Delaware
CXL Aviation, LLC                                              Delaware
Darsen, LLC                                                    Delaware
Double Canyon Vineyards, LLC                                   Delaware
Garcadia Auto, LLC                                             Delaware
Garcadia Holdings, LLC                                         Delaware
Garcadia Investments, LLC                                      Delaware
Garcadia Motors, LLC                                           Delaware
GL Ankeny, LLC                                                 Delaware
GL Ankeny Ford, LLC                                            Delaware
GL AOD, LLC                                                    Delaware
Glen Cove TND, LLC                                             Delaware
GL Casa, LLC                                                   Delaware
GL CCC, LLC                                                    Delaware
GL Clear Lake, LLC                                             Delaware
GL Dodge City, LLC                                             Delaware
GL HOD, LLC                                                    Delaware
GL Huntington Beach, LLC                                       Delaware
GL Northwest, LLC                                              Delaware
GL Orange, LLC                                                 Delaware
GL Southtown, LLC                                              Delaware
GL Texan, LLC                                                  Delaware
GL TOD, LLC                                                    Delaware
Goober Drilling, LLC                                           Delaware
Great Beach Vacations, LLC                                     Delaware
HB Land, LLC                                                   Delaware
HFH Distressed Credit Fund, L.P.                               Delaware
Idaho Holding Corp.                                            Delaware
IH Communications, LLC                                         Delaware
Imperial Valley Resource Recovery Company, L.L.C.              Delaware
Indiana Gasification, LLC                                      Delaware
INTL Consilium Emerging Market Absolute Return Fund, LLC       Delaware
JAMLAND CORP.                                                  Delaware
JAMLAND, LLC                                                   Delaware
Jefferson Way LLC                                              Delaware
Jericho One Corp.                                              Delaware
Lake Charles Corp.                                             Delaware
Lake Charles Cogeneration LLC                                  Delaware
LCH Opportunities, LLC                                         Delaware
Leucadia Aviation, Inc.                                        Delaware
Leucadia Cellars and Estates, LLC                              Delaware
Leucadia-Eagle Corporation                                     Delaware
Leucadia Energy, LLC                                           Delaware
Leucadia LLC                                                   Delaware
Leucadia Investors, LLC                                        Delaware
Leucadia Property Holdings, Ltd.                               Delaware
Leucadia Symphony, Ltd.                                        Delaware
LNC Investments, LLC                                           Delaware
LNG Development Company, LLC                                   Delaware
LP Valley Bio-Power, LLC                                       Delaware
L-Credit, LLC                                                  Delaware

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2008, continued

                                                            State/Country of
Name                                                         Incorporation
----                                                         -------------

LR Credit, LLC                                                 Delaware
LR Credit 1, LLC                                               Delaware
LR Credit 2, LLC                                               Delaware
LR Credit 3, LLC                                               Delaware
LUK-A3D, LLC                                                   Delaware
LUK-Acquisition III, LLC                                       Delaware
LUK-Asia LLC                                                   Delaware
LUK Broadcasting, LLC                                          Delaware
LUK-Burlington Holdings, LLC                                   Delaware
LUK-Carib, LLC                                                 Delaware
LUK CLEC LLC                                                   Delaware
LUK-Fortescue, LLC                                             Delaware
LUK-Goober, LLC                                                Delaware
LUK-HY Fund, LLC                                               Delaware
LUK-MB LLC                                                     Delaware
LUK-MB1, LLC                                                   Delaware
LUK-MB2, LLC                                                   Delaware
LUK-MB3, LLC                                                   Delaware
LUK-MB4, LLC                                                   Delaware
LUK-MB5, LLC                                                   Delaware
LUK-MB1 Holdings, LLC                                          Delaware
LUK-Myrtle Beach, LLC                                          Delaware
LUK-PCI, LLC                                                   Delaware
LUK-PCI Energy Venture, LLC                                    Delaware
LUK-Ranch Entertainment, LLC                                   Delaware
LUK-Saffran, LLC                                               Delaware
LUK-Shop, LLC                                                  Delaware
LUK-Symphony, LLC                                              Delaware
LUK-Symphony Management, LLC                                   Delaware
LUK-Visible, LLC                                               Delaware
LUK-WL Corp.                                                   Delaware
Lympus, LLC                                                    Delaware
Maine Isles, LLC                                               Delaware
Maine Seaboard Realty, LLC                                     Delaware
Mississippi Gasification, LLC                                  Delaware
MK Resources LLC                                               Delaware
Mundano, LLC                                                   Delaware
Nead Corporation                                               Delaware
Neward Corporation                                             Delaware
North East Point Land Co., LLC                                 Delaware
NW Land, LLC                                                   Delaware
One Technology Center, LLC                                     Delaware
Oregon LNG Marketing Company, LLC                              Delaware
Oregon Pipeline Company, LLC                                   Delaware
Panama City BEI Holdings, LLC                                  Delaware
Panama City Land Company, LLC                                  Delaware
Park Central Investor LLC                                      Delaware
Pine Ridge Winery, LLC                                         Delaware
Prepaid Cards, LLC                                             Delaware
Prepaid Card Holdings, LLC                                     Delaware
Rastin Investing LLC                                           Delaware
ResortQuest Alabama, LLC                                       Delaware
ResortQuest Colorado, LLC                                      Delaware
ResortQuest Delaware, LLC                                      Delaware
ResortQuest Hilton Head, LLC                                   Delaware
ResortQuest Idaho, LLC                                         Delaware

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2008, continued

                                                            State/Country of
Name                                                         Incorporation
----                                                         -------------

ResortQuest International, Inc.                               Delaware
ResortQuest Mortgage, LLC                                     Delaware
ResortQuest Myrtle Beach, LLC                                 Delaware
ResortQuest Real Estate of Alabama, LLC                       Delaware
ResortQuest Real Estate of Myrtle Beach, LLC                  Delaware
ResortQuest Southwest Florida, LLC                            Delaware
Rockport Properties, LLC                                      Delaware
RQI Acquisition, LLC                                          Delaware
Seegal Benson Leucadia Partners, LLC                          Delaware
Seegal Benson Leucadia Securities, LLC                        Delaware
Stan Land Co., LLC                                            Delaware
Steamboat Premier Properties, LLC                             Delaware
STi CC1, LLC                                                  Delaware
STi CC2, LLC                                                  Delaware
STi Prepaid, LLC                                              Delaware
Symphony Health Services, Inc.                                Delaware
Texan-LUK Land, LLC                                           Delaware
Tops'l Development, LLC                                       Delaware
Tops'l Development II, LLC                                    Delaware
Abbott & Andrews Realty, LLC                                  Florida
Draper Lake, LLC                                              Florida
LUK-Draper, Inc.                                              Florida
ResortQuest Orlando, LLC                                      Florida
ResortQuest Northwest Florida, LLC                            Florida
ResortQuest Real Estate of Florida, LLC                       Florida
ResortQuest Referrals, LLC                                    Florida
Rosemary Beach Cottage Rental Company                         Florida
Rosemary Beach Land Company                                   Florida
Rosemary Beach Realty Inc.                                    Florida
St. Andrew Bay Land Company, LLC                              Florida
The Tops'l Group, Inc.                                        Florida
Tops'l Club of NW Florida, LLC                                Florida
Alumni Forest Products, LLC                                   Georgia
Idaho Timber, LLC                                             Idaho
Idaho Timber of Boise, LLC                                    Idaho
Idaho Timber of Texas, LLC                                    Idaho
Idaho Timber of Kansas, LLC                                   Idaho
Idaho Timber of North Carolina, LLC                           Idaho
Idaho Timber of Albuquerque, LLC                              Idaho
Idaho Timber of Montana, LLC                                  Idaho
Idaho Timber of Idaho, LLC                                    Idaho
Idaho Timber of Mountain Home, LLC                            Idaho
Idaho Timber of Carthage, LLC                                 Idaho
Idaho Cedar Sales, LLC                                        Idaho
College Life Development Corporation                          Indiana
Professional Data Management, LLC                             Indiana
Polynet, Inc.                                                 Massachusetts
TTP Corporation                                               Nevada
Empire Insurance Company                                      New York
LR Credit 4, LLC                                              New York
LR Credit 5, LLC                                              New York
LR Credit 6, LLC                                              New York
LR Credit 7, LLC                                              New York
LR Credit 8, LLC                                              New York
LR Credit 9, LLC                                              New York

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2008, continued

                                                     State/Country of
Name                                                  Incorporation
----                                                  -------------

LR Credit 10, LLC                                        New York
LR Credit 11, LLC                                        New York
LR Credit 12, LLC                                        New York
LR Credit 13, LLC                                        New York
LR Credit 14, LLC                                        New York
LR Credit 15, LLC                                        New York
LR Credit 16, LLC                                        New York
LR Credit 17, LLC                                        New York
LR Credit 18, LLC                                        New York
LR Credit 19, LLC                                        New York
LUK-REN, Inc.                                            New York
New Suffolk Land Co. LLC                                 New York
New Suffolk Land Co. I LLC                               New York
New Suffolk Land Co. II LLC                              New York
New Suffolk Land Co. III LLC                             New York
New Suffolk Land Co. IV LLC                              New York
PLRC, LLC                                                New York
B&B on the Beach, LLC                                    North Carolina
Brindley & Brindley Realty & Development, LLC            North Carolina
Phlcorp, Inc.                                            Pennsylvania
Resort Rental Vacations, LLC                             Tennessee
American Investment Holdings, LLC                        Utah
Aviation Leasing Company, LLC                            Utah
Baxter Investment Company, LLC                           Utah
Leucadia Financial Corporation                           Utah
Leucadia International Corporation                       Utah
Leucadia Properties, Inc.                                Utah
ResortQuest Park City, LLC                               Utah
Silver Mountain Industries, Inc.                         Utah
Telluride Properties Acquisition, Inc.                   Utah
Terracor II                                              Utah
WMAC Investment Corporation                              Wisconsin
Canadian International Power Company Limited             Wyoming
AC (Barbados) IBC, Inc.                                  Barbados
Tele (Barbados) Inc.                                     Barbados
Conwed Plastics NV                                       Belgium
Iguazu Ventures, Ltd.                                    British Virgin Islands
LUK-Japan Ltd.                                           British Virgin Islands
STi Customer Care                                        Dominican Republic
Conwed Plastics Mexico S de RL de CV                     Mexico
Servicios Conwed Plastics Mexico S de RL de CV           Mexico
Antilles Crossing Holding Company (St. Lucia) Limited    St. Lucia
Antilles Crossing (St. Lucia) Limited                    St. Lucia
Antilles Crossing - St. Croix, Inc.                      U.S. Virgin Islands



Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of December 31, 2008.